UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2024

AppLovin Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40325	45-3264542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Page Mill Road

Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(800) 839-9646

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00003 per share	APP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On November 19, 2024, AppLovin Corporation (the “Company”) is commencing a series of meetings that are part of the Company’s efforts to transition to an all unsecured debt capital structure, following the Company’s receipt of investment grade ratings from each of S&P Global Ratings (BBB-) and Fitch Ratings (BBB-).

The Company has received customary syndication commitments from a group of banks, led by JPMorgan Chase Bank, N.A., as administrative agent, for a new, unsecured revolving credit facility that would provide for borrowings of up to $1,000 million (the “Proposed Unsecured Revolving Credit Facility”). Closing of the Proposed Unsecured Revolving Credit Facility is conditioned upon the termination of the Company’s existing senior secured credit facility and the repayment of the secured term loans thereunder with cash or with the proceeds of long-term unsecured debt financing, or a combination of both.

In furtherance of the foregoing objectives, the Company is holding a series of meetings with potential fixed income investors on November 19, 2024. No assurances can be made as to whether the Company will be able to close upon the Proposed Unsecured Revolving Credit Facility or as to the structure, size or outcome of any proposed unsecured debt transaction.

The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Exhibit Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLOVIN CORPORATION

Date: November 19, 2024	/s/ Matthew A. Stumpf
Matthew A. Stumpf
Chief Financial Officer